Revenues	12 Months Ended
Dec. 31, 2017
Revenues [Abstract]
Revenues
13.	Revenues

	For the Years Ended December 31,
in CHF thousands	2017	2016	2015
Contract revenue	20,255	23,214	39,090
Total	20,255	23,214	39,090

Anti-Abeta antibody in AD - Collaboration agreement of 2006 with Genentech

In November 2006, AC Immune signed an exclusive, worldwide licensing agreement for crenezumab, our humanized monoclonal antibody targeting misfolded Abeta. Genentech commenced Phase 3 clinical studies for crenezumab in the first quarter of 2016. In February 2017, Genentech started a second Phase 3 clinical trial. If crenezumab receives regulatory approval, we will be entitled to receive royalties that are tied to annual sales volumes with different royalty rates applicable in the U.S. and Europe. These percentage rates range from net high single digits to the mid-teens.

Under the agreement with Genentech, we may become eligible to receive payments totaling up to approximately $340 million, excluding royalties. As of December 31, 2017 we have received total payments of $65 million (CHF 70.1 million).

We recognized the Phase 3 July 2015 payment as revenue in our 2015 fiscal year since there was no further performance requirement to be met by the Company. The agreement provides for a second therapeutic product based on the same intellectual property and anti-Abeta antibody compound as well as an anti-Abeta diagnostic product. Genentech may terminate the agreement at any time by providing three months’ notice to us. In such event all costs incurred are still refundable.

Anti-Tau antibody in AD – Collaboration agreement of 2012 with Genentech

In June 2012, we entered into a second partnership with Genentech to commercialize our anti-Tau antibodies for use as immunotherapeutics. The value of this exclusive, worldwide alliance is potentially greater than CHF 400 million and includes upfront and milestone payments. In addition to milestones, we will be eligible to receive royalties on sales at a percentage rate ranging from the mid-single digits to high single digits. The agreement also provides for collaboration on two additional indications built on the same anti-Tau antibody program as well as a potential anti-Tau diagnostic product.

To date, we have received payments totaling CHF 59 million, including a CHF 14 million milestone payment recognized and payment received in the fourth quarter of 2017 associated with the first patient dosing in a Phase 2 clinical trial for Alzheimer’s Disease with an anti-Tau monoclonal body known as RO7105705, a CHF 14 million milestone payment recognized in the second quarter of 2016 and received in July 2016, associated with the recent announcement of the commencement of the Phase 1 clinical study of the lead anti-Tau antibody candidate and a CHF 14 million milestone payment received in 2015 in connection with the ED-GO decision.

Genentech may terminate the agreement at any time by providing three months’ notice to us. In such event all costs incurred are still refundable.

Tau Vaccine in AD – Collaboration agreement of 2014 with Janssen Pharmaceuticals

In December 2014, we entered into a partnership with Janssen Pharmaceuticals, a Johnson & Johnson company, to develop and commercialize therapeutic anti-Tau vaccines for the treatment of AD and potentially other Tauopathies. The partnership includes a worldwide exclusive license and research collaboration. We and Janssen will co-develop the lead therapeutic vaccine, ACI-35, through Phase 1b completion. From Phase 2 and onward, Janssen will assume responsibility for the clinical development, manufacturing and commercialization of ACI-35. ACI-35 is an active therapeutic vaccine stimulating the patient’s immune system to produce a polyclonal antibody response against phosphorylated Tau protein.

The agreement also allows for the collaboration to be expanded to a second indication based on the same anti-Tau vaccine program and intellectual property related to this program.

We received an upfront payment of CHF 25.9 million which we recognized in 2014 and are eligible to receive development, regulatory and commercialization milestone payments for AD and a potential second indication outside of AD. Additionally, we will receive royalties on sales at a percentage rate ranging from the low double digits to mid-teens. The two companies have entered into a three-year joint research collaboration, which was subsequently amended to five years, to further characterize and develop novel vaccine therapies for the treatment of Tauopathies.

The recognition of the upfront payment from Janssen was recorded at the time of receipt as the Company determined that the license granted to Janssen was a separate, non-contingent deliverable under the agreement. The Company determined the license had stand-alone value based on Janssen’s ability to create value from the license without our research and development support services due their extensive experience in vaccine development and production which would allow them to complete the phase 1b clinical trials.

In 2016, we received payments of CHF 1.5 million for pre-payment of research and external research costs. Pursuant to the terms of the collaboration agreement, there is a performance obligation until the end of the year. As a result, we recognized the proceeds from the milestone payment over a 12-month period on a straight-line basis. In May 2016, we received a CHF 4.9 million payment for reaching a clinical milestone in the Phase 1b study. As we met all performance obligations on reaching the milestone, we have recognized related revenue.

In July 2017, AC Immune and Janssen entered into a Second Amendment to the December 2014 License, Development and Commercialization Agreement. The Amendment allows for the alignment of certain payment provisions with the new Development Plan and Research Plan activities. ACI and Janssen will jointly share R&D costs until the completion of the first Phase 2 or first Phase 3 trial begins. Under the terms of the agreement, Janssen may terminate the agreement at any time after completion of the Phase 1b clinical study by providing 90 days’ notice to us.

Tau-PET imaging agent in AD – License and Collaboration agreement of 2014 with Piramal Imaging

In May 2014, AC Immune SA entered into an LCA, our first diagnostic partnership with Piramal Imaging (“Piramal”), a division of Piramal Enterprises, Ltd. The LCA with Piramal is an exclusive, worldwide licensing agreement for the research, development and commercialization of the Company’s Tau protein positron emission tomography (PET) tracers supporting the diagnosis and clinical management of AD and potential Tau-related disorders and includes upfront and sales milestone payments totaling up to EUR 157 million, plus royalties on sales at a percentage rate ranging from mid-single digits to low double digits.

The upfront payment of EUR 500 thousand received from this collaboration was deferred over a period of 12 months which was the joint Research Collaboration period. As such, the residual balance in deferred revenue related to this collaboration at December 31, 2014, was fully recognized until May 2015.

In March 2017, we invoiced Piramal for a CHF 1.1 million milestone related to the initiation of “Part B” of the first-in-man Phase 1 clinical trial for PSP (Progressive Supranuclear Palsy). As we met all performance obligations on reaching the milestone, we have recognized this milestone as revenue in the first quarter of fiscal 2017 and received payment in Q4 2017. We are also entitled to further clinical milestones totaling EUR 6 million should the compound make it through to Phase 3 clinical studies and are further entitled to potential regulatory, commercialization and sales based milestones totaling EUR 150 million.

Piramal may terminate the LCA agreement by providing three months’ notice to the Company.

Alpha-synuclein and TDP-43 PET tracer in AD – Collaboration agreement of 2016 with Biogen

On April 13, 2016, AC Immune entered into a non-exclusive research collaboration agreement with Biogen International GmbH, or Biogen. Under the agreement, we and Biogen have agreed to collaborate in the research and early clinical development of our alpha-synuclein PET Tracer program for Parkinson’s disease and other synucleinopathies, and a second program for the identification, research and development of novel PET ligands against TDP-43, a protein recently linked to neurodegeneration in diseases such as amyotrophic lateral sclerosis. In addition, we have agreed to share the costs of the collaboration, with Biogen primarily funding the majority of research costs, subject to a cap, which includes an upfront technology access fee and funding towards research and development personnel. We will own all intellectual property rights to any invention relating to alpha-synuclein or TDP-43 PET tracers.

In April 2017, we began the second year of our collaboration and have recognized CHF 3.4 million for research contribution and collaboration services. We have also recognized the remaining CHF 0.5 million related to the technology access fee bill in April 2016 which was amortized over a 12-month period.

As of December 31, 2017, CHF 355 thousand is recorded as a current liability in deferred income and is expected to be recognized as revenue in 2018 as remaining performance obligations are completed.

Recombinant protein therapeutic candidate – Collaboration with Essex Bio-Technology Limited

On May 19, 2017, we entered into a Research Project Agreement with Essex Bio-Technology Limited, or Essex, to develop a recombinant protein therapeutic candidate acting on a unique neuroprotective mechanism for treatment of neurological diseases, such as Alzheimer’s disease and frontotemporal dementia. Essex will provide joint research commitment as well as financial support to AC Immune for the pre-IND development of the biological agent.

As part of this agreement, the parties have agreed to an initial two year Research Plan, which intends to develop a basic Fibroblast Growth Factor ("bFGF") as a therapeutic for the treatment of neurodegenerative diseases and to generate novel antibody therapeutics.

Under the terms of the agreement, Essex will provide support to AC Immune until the selection of a collaboration product by the Joint Steering Committee, up to a maximum of CHF 750 thousand per year. The Company recognized CHF 78 thousand for the year ended December 31, 2017.

Continuation of 2015 Grant from the Michael J. Fox Foundation

On September 16, 2017, AC Immune formally signed a one year grant continuation with the Michael J. Fox Foundation for Parkinson’s Disease research. This grant provides funds for the development of Positron Emission Tomography (PET) tracers for the alpha-synuclein protein, to support the early diagnosis and clinical management of Parkinson’s disease. The Company recognized CHF 95 thousand for research services performed for the year ended December 31, 2017.